Exhibit 10.2

COMPANY SUPPORT AGREEMENT

This Company Support Agreement (this “Agreement”) is dated as of August 18, 2021, by and among InterPrivate III Financial Partners Inc., a Delaware corporation (“Parent”), Aspiration Partners Inc., a Delaware corporation (the “Company”), InterPrivate Acquisition Management III, LLC, a Delaware limited liability company (the “Sponsor”), and the persons set forth on Schedule I attached hereto (each, a “Stockholder” and, collectively, the “Stockholders”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently herewith, Parent, InterPrivate III Merger Sub Inc., a Delaware corporation and direct, wholly-owned subsidiary of Parent (“Merger Sub”), InterPrivate III Merger Sub II LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of Parent (“Merger Sub II”), and the Company, are entering into that certain Agreement and Plan of Merger (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”) pursuant to which, among other things, (i) Merger Sub will merge with and into the Company (the “First Merger”), with the Company being the surviving corporation of the First Merger (the Company, in its capacity as the surviving corporation of the First Merger, is sometimes referred to as the “Surviving Corporation”), and (ii) immediately following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Corporation will merge with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub II being the surviving entity of the Second Merger;

WHEREAS, each Stockholder is the record and “beneficial owner” (as such term is used herein, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”)) of, and has the sole right to vote or direct the voting of, such number of shares of Company Stock set forth on Schedule I hereto (together with any additional shares of Company Stock (or any Equity Interests convertible into or exercisable or exchangeable for Company Stock) in which such Stockholder acquires record or beneficial ownership after the date hereof, including by purchase, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of any securities, the “Covered Securities”); and

WHEREAS as a condition and inducement to the willingness of Parent and the Company to enter into the Merger Agreement, Parent, the Company, Sponsor and the Stockholders are entering into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Stockholders, Parent and the Company hereby agree as follows:

1.	Voting Agreement. Each Stockholder agrees that, as promptly as reasonably practicable (and in any event no later than three Business Days after the Registration Statement is declared effective by the SEC), such Stockholder shall duly execute and deliver to the Company and Parent one or more written consents (in form and substance reasonably satisfactory to Parent) evidencing the Company Stockholder Approval, under which such Stockholders shall irrevocably and unconditionally consent to the adoption of the Merger Agreement and the approval of the Mergers, and the other transactions contemplated thereby. In addition to the foregoing, each Stockholder hereby unconditionally and irrevocably agrees that, at any other meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting, however called and including any adjournment or postponement thereof) and in connection with any written consent of the stockholders or other securityholders of the Company, such Stockholder shall:

a.	when such meeting is held, appear at such meeting or otherwise cause the Covered Securities to be counted as present thereat for the purpose of establishing a quorum;

b.	vote (or execute and return an action by written consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all of the Covered Securities owned as of the record date for such meeting (or the date that any written consent is executed by such Stockholder) in favor of (i) the approval and adoption of the Merger Agreement and approval of the Mergers and the other transactions contemplated by the Merger Agreement, including the Pre-Closing Restructuring, (ii) against any action, agreement or transaction or proposal that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or that would reasonably be expected to result in the failure of the Mergers from being consummated (iii) each of the proposals and any other matters necessary or reasonably requested by Parent for consummation of the Mergers and all other transactions contemplated by the Merger Agreement and (iv) in any other circumstances upon which a consent or other approval is required under the organizational documents of the Company or otherwise sought with respect to the Merger Agreement or the transactions contemplated thereby, to vote, consent or approve (or cause to be voted, consented or approved) all of such Stockholder’s Covered Securities held at such time in favor thereof;

c.	vote (or execute and return an action by written consent), or cause to be voted or validly execute and return and cause such consent to be granted with respect to, all of the Covered Securities against (i) any Company Business Combination (other than the Merger Agreement and the transactions contemplated thereunder) and (ii) any other action that would reasonably be expected to (x) impede, interfere with, delay, postpone or adversely affect the Mergers or any of the other transactions contemplated by the Merger Agreement, or (y) result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company or such Stockholder in connection with the Merger Agreement or (z) result in any of the conditions set forth in Article VIII of the Merger Agreement not being fulfilled, result in a breach of any covenant, representation or warranty or other obligation or agreement of such Stockholder contained in this Agreement or change in any manner the dividend policy or capitalization of, including the voting rights of, the Company Stock; and

d.	vote (or execute and return an action by written consent), or cause to be voted, or validly execute and return and cause such consent to be granted with respect to, all the Covered Securities against any change in business, management or board of directors of the Company or any recapitalization, reorganization, liquidation or winding up of the Company (other than as provided in the Merger Agreement or the other Transaction Agreements).

The obligations of the Stockholders specified in this Section 1 shall apply whether or not the First Merger or any action described above is recommended by the board of directors of the Company.

2.	Other Covenants and Agreements.

a.	Each Stockholder hereby agrees that, notwithstanding anything to the contrary in any such agreement, (i) the Second Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of August 29, 2019 (as amended, supplemented, restated or otherwise modified from time to time (the “ROFR Agreement”)), the Third Amended and Restated Investors’ Rights Agreement, dated as of August 29, 2019 (as amended, supplemented, restated or otherwise modified from time to time (the “IRA”), and the Third Amended and Restated Voting Agreement, dated as of August 29, 2019 (as amended, supplemented, restated or otherwise modified from time to time (the “Voting Agreement”) shall be automatically terminated in accordance with their terms effective as of, and subject to and conditioned upon the occurrence of, the First Effective Time; (ii) the Series C Preferred Stock Purchase Agreement, dated as of August 29, 2019 (as amended, supplemented, restated or otherwise modified from time to time, the “Purchase Agreement”), shall be terminated in accordance with the requisite consent provided thereto; and (iii) all agreements to which such Stockholder is a party that are set forth on Section 7.05 of the Company Disclosure Letter, to the extent that such agreements are not automatically terminated in accordance with their terms effective as of the First Effective Time, shall be terminated in accordance with the requisite consent provided thereto (including any provisions of any such agreements that, by their terms, survive such termination). Without limiting the generality of the foregoing, each Stockholder hereby agrees to promptly execute and deliver all additional agreements, documents and instruments and take, or cause to be taken, all actions necessary or reasonably advisable in order to achieve the purpose of the preceding sentence.

b.	Each Stockholder hereby covenants and agrees that such Stockholder shall not (i) enter into any voting agreement or voting trust with respect to any of such Stockholder’s Covered Securities that is inconsistent with such Stockholder’s obligations pursuant to this Agreement, (ii) grant a proxy or power of attorney with respect to any of such Stockholder’s Covered Securities that is inconsistent with such Stockholder’s obligations pursuant to this Agreement or (iii) enter into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement.

3.	Transfer of Equity Securities. Except as otherwise contemplated by the Merger Agreement or this Agreement, each Stockholder agrees that it shall not, directly or indirectly, (a) sell, assign, transfer (including by operation of law), create any Lien or pledge, dispose of or otherwise encumber any of the Covered Securities or otherwise agree to do any of the foregoing (a “Transfer”), (b) deposit any of the Covered Securities into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement or (c) enter into any contract, option or other arrangement or undertaking requiring the direct acquisition or sale, assignment, transfer or other disposition of any of the Covered Securities; provided, that, in the case of a stockholder that is an individual or trust, such stockholder may transfer or agree to transfer Covered Securities, by gift to a member of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person or entity, or to a charitable organization, including a donor advised trust; provided further, that nothing herein shall prohibit a Transfer to an affiliate of the Stockholder or to another Stockholder of the Company; in each case of the foregoing, provided that such transferee shall sign a joinder to this Agreement and agree to be bound by the terms hereof as if an original Stockholder party hereto.

4.	No Solicitation of Transactions. Each Stockholder agrees to abide by the terms set forth in Section 7.16 (No Solicitation) and 7.04(b) (Publicity) of the Merger Agreement (and any relevant definitions contained in any such Sections) as if such Stockholder was an original signatory to the Merger Agreement with respect to such provision.

5.	Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to Parent as follows:

a.	Such Stockholder is the only record and beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of, and has good, valid and marketable title to, the Covered Securities, free and clear of Liens other than as created by this Agreement or such Stockholder’s organizational documents or the organizational documents of the Company (including, without limitation, for the purposes hereof, any agreement between or among stockholders of the Company). As of the date hereof, other than the Covered Securities, such Stockholder does not own beneficially or of record any shares of capital stock of the Company (or any securities convertible into shares of capital stock of the Company) or any interest therein.

b.	Such Stockholder in each case except as provided in this Agreement or the organizational documents of the Company, (i) has full voting power, full power of disposition and full power to issue instructions with respect to the matters set forth herein, in each case, with respect to the Covered Securities, (ii) has not entered into any voting agreement or voting trust with respect to any of the Covered Securities that is inconsistent with the such Stockholder’s obligations pursuant to this Agreement, (iii) has not granted a proxy or power of attorney with respect to any of the Covered Securities that is inconsistent with the such Stockholder’s obligations pursuant to this Agreement and (iv) has not entered into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement.

c.	If such Stockholder is not an individual, such Stockholder (i) is a legal entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization and (ii) has all requisite limited liability company or other power and authority and has taken all limited liability company or other action necessary in order to, execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder and constitutes a valid and binding agreement of such Stockholder enforceable against such Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

d.	Other than the filings, notices and reports pursuant to, in compliance with or required to be made under the Exchange Act, no filings, notices, reports, consents, registrations, approvals, permits, waivers, expirations of waiting periods or authorizations are required to be obtained by such Stockholder from, or to be given by such Stockholder to, or be made by such Stockholder with, any Governmental Authority in connection with the execution, delivery and performance by such Stockholder of this Agreement, the consummation of the transactions contemplated hereby or the Merger and the other transactions contemplated by the Merger Agreement.

e.	The execution, delivery and performance of this Agreement by such Stockholder does not, and the consummation of the transactions contemplated hereby or the Mergers and the other transactions contemplated by the Merger Agreement will not, constitute or result in (i) a breach or violation of, or a default under, the organizational or governing documents of such Stockholder, (ii) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) of or a default under, the loss of any benefit under, the creation, modification or acceleration of any obligations under or the creation of a Lien on any of the properties, rights or assets of such Stockholder pursuant to any contract binding upon such Stockholder or, assuming (solely with respect to performance of this Agreement and the transactions contemplated hereby), compliance with the matters referred to in Section 1, under any applicable Law to which such Stockholder is subject or (iii) any change in the rights or obligations of any party under any contract legally binding upon such Stockholder, except, in the case of clause (ii) or (iii) directly above, for any such breach, violation, termination, default, creation, acceleration or change that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or impair such Stockholder’s ability to perform its obligations hereunder or to consummate the transactions contemplated hereby, the consummation of the Mergers or the other transactions contemplated by the Merger Agreement.

f.	There are no Legal Proceedings pending against such Stockholder, or to the knowledge of such Stockholder threatened against such Stockholder, before (or, in the case of threatened Legal Proceedings, that would be before) any arbitrator or any Governmental Entity, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by Stockholder of its, his or her obligations under this Agreement.

g.	Each Stockholder understands and acknowledges that each of Parent and the Company is entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement and the representations, warranties, covenants and other agreements of such Stockholder contained herein.

h.	Except as described on Section 4.17 of the Company Disclosure Letter, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by the Merger Agreement based upon arrangements made by Stockholder, for which Parent or any of its Affiliates may become liable.

i.	Except as set forth on Section 4.20 of the Company Disclosure Letter, no Stockholder or any anyone related by blood, marriage or adoption to Stockholder or, to the knowledge of such Stockholder, any Person in which Stockholder has a direct or indirect legal, contractual or beneficial ownership of 5% or greater is party to, or has any rights with respect to or arising from, any Contract with the Company or its Subsidiaries.

j.	Each Stockholder hereby represents and covenants that such Stockholder has not entered into, and shall not enter into, any agreement that would restrict, limit or interfere with the performance of Stockholder’s obligations hereunder

6.	Lock-up. Each Stockholder acknowledges and agrees that it shall be bound by and subject to the terms of Section 7.12 of the Amended and Restated Bylaws of Parent, the form of which is attached as Exhibit C to the Merger Agreement (the “Bylaws”) and which will be adopted and effective as of the Closing, including, for avoidance of doubt, the lock-up provisions contained in Section 7.12 of the Bylaws.

7.	Closing Date Deliverables. At the First Effective Time, each Stockholder shall deliver to Parent and the Company a duly executed copy of that Registration Rights Agreement.

8.	Disclosure. Each Stockholder hereby authorizes Parent and the Company to publish and disclose in any announcement or disclosure required by the SEC the stockholder’s identity and ownership of the Covered Securities and the nature of the stockholder’s obligations under this Agreement; provided, that (i) prior to any such publication or disclosure, Parent and the Company have provided such Stockholder with an opportunity to review and comment upon such announcement or disclosure, which comments Parent and the Company will consider in good faith and (ii) once approved, Parent and the Company may publish such information in substantially the same form in subsequent announcements and disclosures required by the SEC without Sponsor’s prior review.

9.	Further Assurances. From time to time, at either Parent’s or the Company’s request and without further consideration, such Stockholder shall execute and deliver such additional instruments and documents and take all such further action as may be reasonably necessary or reasonably requested to effect the actions and consummate the transactions contemplated by this Agreement.

10.	Changes in Capital Stock. In the event of a stock split, stock dividend or distribution, or any change in the Company’s capital stock by reason of any stock split, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, equitable adjustment shall be made to the provisions of this Agreement as may be required so that the intended rights, privileges, duties and obligations hereunder shall be given full effect.

11.	Amendment and Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed by such Stockholder, Parent, the Company and the Sponsor.

12.	Waiver. No failure or delay by any party hereto exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the parties hereto hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of a party hereto to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party.

13.	Notices. All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered by FedEx or other nationally recognized overnight delivery service or (iii) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day) with no mail undeliverable or other rejection notice, addressed as follows:

(a)	if to Parent, Merger Sub, or Merger Sub II, to:

InterPrivate III Financial Partners Inc.

1350 Avenue of the Americas, 2nd Floor

New York, NY 10019

Attn:	Ahmed M. Fattouh
E-mail:	[***]

with a copy (which shall not constitute notice) to:

White & Case LLP

1221 6th Avenue

New York, NY 10020

Attn:	Bryan Luchs
Andrew J. Ericksen
Bill Parish
E-mail:	[***]
[***]
[***]

(b)	If to the Company, prior to the Closing, to:

Aspiration Inc.

4640 Admiralty Way, Suite 725

Marina Del Rey, CA 90292

Attention:	Andrei Cherny
Mike Shuckerow
E-mail:	[***]
[***]

with copies (which shall not constitute notice) to:

Latham & Watkins LLP

885 Third Avenue

New York, New York 10022

Attention:	Justin G. Hamill
Benjamin Potter
E- mail:	[***]
[***]

(c)	Or to such other address or to the attention of such Person or Persons as the recipient Party has specified by prior written notice to the sending Party (or in the case of counsel, to such other readily ascertainable business address as such counsel may hereafter maintain). If more than one method for sending notice as set forth above is used, the earliest notice date established as set forth above shall control.

14.	No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Covered Securities of the Stockholder. All rights, ownership and economic benefits of and relating to the Covered Securities of the Stockholder shall remain vested in and belong to the Stockholder, and Parent shall have no authority to direct the Stockholder in the voting or disposition of any of the Stockholder’s Covered Securities, except as otherwise provided herein.

15.	Entire Agreement. This Agreement and the Merger Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof and thereof.

16.	No Third-Party Beneficiaries. Each Stockholder hereby agrees that its representations, warranties and covenants set forth herein are solely for the benefit of Parent, the Company and the Sponsor in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder, including, without limitation, the right to rely upon the representations and warranties set forth herein, and the parties hereto hereby further agree that this Agreement may only be enforced against, and any action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against, the persons expressly named as parties hereto.

17.	Governing Law and Venue. This Agreement shall be governed by, interpreted under, and construed in accordance with the internal Laws of the State of Delaware applicable to agreements made and to be performed within the State of Delaware, including its statute of limitations, without giving effect to any choice-of-law provisions that would compel the application of the substantive Laws or statute of limitations of any other jurisdiction.

18.	Consent to Jurisdiction and Services of Process; Waiver of Jury Trial.

a.	THE PARTIES TO THIS AGREEMENT SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE COURTS LOCATED IN WILMINGTON, DELAWARE OR THE COURTS OF THE UNITED STATES LOCATED IN WILMINGTON, DELAWARE IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND ANY RELATED AGREEMENT, CERTIFICATE OR OTHER DOCUMENT DELIVERED IN CONNECTION HEREWITH AND BY THIS AGREEMENT WAIVE, AND AGREE NOT TO ASSERT, ANY DEFENSE IN ANY ACTION FOR THE INTERPRETATION OR ENFORCEMENT OF THIS AGREEMENT AND ANY RELATED AGREEMENT, CERTIFICATE OR OTHER DOCUMENT DELIVERED IN CONNECTION HEREWITH, THAT THEY ARE NOT SUBJECT THERETO OR THAT SUCH ACTION MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SUCH COURTS OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS OR THAT THEIR PROPERTY IS EXEMPT OR IMMUNE FROM EXECUTION, THAT THE ACTION IS BROUGHT IN AN INCONVENIENT FORUM, OR THAT THE VENUE OF THE ACTION IS IMPROPER. SERVICE OF PROCESS WITH RESPECT THERETO MAY BE MADE UPON ANY PARTY TO THIS AGREEMENT BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS AS PROVIDED IN SECTION 13.

b.	EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18(B).

19.	Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto in whole or in part (whether by operation of Law or otherwise) without the prior written consent of the other party, and any such assignment without such consent shall be null and void. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

20.	Specific Performance. Each party acknowledges and agrees that the other parties hereto would be irreparably harmed and would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each party agrees that the other parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such parties are entitled at law or in equity.

21.	Severability. In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.

22.	Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, it being understood that each party need not sign the same counterpart. This Agreement shall become effective when each party shall have received a counterpart hereof signed by all of the other parties. Signatures delivered electronically or by facsimile shall be deemed to be original signatures.

23.	Interpretation and Construction. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. References to Sections are to Sections of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. The definitions contained in this Agreement are applicable to the masculine as well as to the feminine and neuter genders of such term. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute and to any rules or regulations promulgated thereunder. References to any person include the successors and permitted assigns of that person. References from or through any date mean, unless otherwise specified, from and including such date or through and including such date, respectively. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

24.	Termination. This Agreement shall terminate upon the earliest of (a) the Closing, (b) the termination of the Merger Agreement in accordance with its terms, and (c) the time this Agreement is terminated upon the mutual written agreement of Parent, the Company, the Sponsor and each Stockholder. Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party hereto shall have any claim against another (and no person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Agreement shall not relieve any party hereto from liability arising in respect of any breach of this Agreement prior to such termination. Sections 12 and 15–24 shall survive the termination of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized persons thereunto duly authorized) as of the date first written above.

INTERPRIVATE III FINANCIAL PARTNERS INC.

By:	/s/ Ahmed Fattouh
Name:	Ahmed Fattouh
Title:	Chairman and Chief Executive Officer

ASPIRATION PARTNERS INC.

By:	/s/ Andrei Cherny
Name:	Andrei Cherny
Title:	Chief Executive Officer

INTERPRIVATE ACQUISITION MANAGEMENT III, LLC

By:	/s/ Ahmed Fattouh
Name:	Ahmed Fattouh
Title:	Chairman and Chief Executive Officer

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized persons thereunto duly authorized) as of the date first written above.

STOCKHOLDERS:

AGO LP

By:	/s/ Joseph Sanberg
Name:	Joseph Sanberg
Title:	Managing Member

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized persons thereunto duly authorized) as of the date first written above.

STOCKHOLDERS:

AGO II LP

By:	/s/ Joseph Sanberg
Name:	Joseph Sanberg
Title:	Managing Member

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized persons thereunto duly authorized) as of the date first written above.

STOCKHOLDERS:

AGO II GP, LLC

By:	/s/ Joseph Sanberg
Name:	Joseph Sanberg
Title:	Managing Member

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized persons thereunto duly authorized) as of the date first written above.

STOCKHOLDERS:

AGO III, LP

By:	/s/ Joseph Sanberg
Name:	Joseph Sanberg
Title:	Managing Member

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized persons thereunto duly authorized) as of the date first written above.

STOCKHOLDERS:

AGO Special SITUATIONS LP

By:	/s/ Joseph Sanberg
Name:	Joseph Sanberg
Title:	Managing Member of the GP

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized persons thereunto duly authorized) as of the date first written above.

STOCKHOLDERS:

AGO COVID RESPONSE LP

By:	/s/ Joseph Sanberg
Name:	Joseph Sanberg
Title:	Managing Member

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized persons thereunto duly authorized) as of the date first written above.

STOCKHOLDERS:

ALPHA EDISON, L.P.

By:	/s/ Nate Redmond
Name:	Nate Redmond
Title:	Managing Member

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized persons thereunto duly authorized) as of the date first written above.

STOCKHOLDERS:

ALPHA EDISON A, L.P.

By:	/s/ Nate Redmond
Name:	Nate Redmond
Title:	Managing Member

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized persons thereunto duly authorized) as of the date first written above.

STOCKHOLDERS:

ALPHA EDISON WESTWOOD II, LLC

By:	/s/ Nate Redmond
Name:	Nate Redmond
Title:	Managing Member

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized persons thereunto duly authorized) as of the date first written above.

STOCKHOLDERS:

ALPHA EDISON WESTWOOD II A, LLC

By:	/s/ Nate Redmond
Name:	Nate Redmond
Title:	Managing Member

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized persons thereunto duly authorized) as of the date first written above.

STOCKHOLDERS:

APOGEE PACIFIC LLC

By:	/s/ Joseph Sanberg
Name:	Joseph Sanberg
Title:	Managing Member

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized persons thereunto duly authorized) as of the date first written above.

STOCKHOLDERS:

BPCCINC., LLC

By:	/s/ Andrei Cherny
Name:	Andrei Cherny
Title:	Manager

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized persons thereunto duly authorized) as of the date first written above.

STOCKHOLDERS:

IN LOVING MEMORY OF BRUCE, LLC

By:	/s/ Joseph Sanberg
Name:	Joseph Sanberg
Title:	Managing Member

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized persons thereunto duly authorized) as of the date first written above.

STOCKHOLDERS:

RJB PARTNERS LLC

By:	/s/ Joseph Sanberg
Name:	Joseph Sanberg
Title:	Managing Member

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized persons thereunto duly authorized) as of the date first written above.

STOCKHOLDERS:

SOCIAL IMPACT FINANCE LLC

By:	/s/ Ibrahim AlHusseini
Name:	Ibrahim AlHusseini
Title:	Managing Member

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized persons thereunto duly authorized) as of the date first written above.

STOCKHOLDERS:

SOCIAL IMPACT FINANCE II LLC

By:	/s/ Ibrahim AlHusseini
Name:	Ibrahim AlHusseini
Title:	Managing Member

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized persons thereunto duly authorized) as of the date first written above.

STOCKHOLDERS:

SOCIAL IMPACT FINANCE III LLC

By:	/s/ Ibrahim AlHusseini
Name:	Ibrahim AlHusseini
Title:	Managing Member

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized persons thereunto duly authorized) as of the date first written above.

STOCKHOLDERS:

THE HUSSEINI GROUP

By:	/s/ Ibrahim AlHusseini
Name:	Ibrahim AlHusseini
Title:	Managing Member

[Signature Page to Company Support Agreement]

SCHEDULE I

Stockholder Name	Number of Shares of Company Common Stock	Number of Shares of Company Preferred Stock
AGO LP	0	547,290
AGO II, LP	0	1,127,986
AGO II GP, LLC	0	4,500
AGO III, LP	0	1,671,786
AGO Special Situations LP	0	613,877
AGO Covid Response LP	0	106,490
Alpha Edison, L.P.	1,452,588	2,083,251
Alpha Edison A, L.P.	207,512	303,901
Alpha Edison Westwood II, LLC	0	847,515
Alpha Edison Westwood II A, LLC	0	450,249
Apogee Pacific LLC	0	101,350
BPCCInc., LLC	9,165,000	231,441
In Loving Memory of Bruce, LLC	0	10,927,216
RJB Partners LLC	2,985,000	0
Social Impact Finance LLC	0	2,575,447
Social Impact Finance II LLC	0	743,471
Social Impact Finance III LLC	0	494,865
The Husseini Group	0	37,886